EXCHANGE TRADED CONCEPTS TRUST

VelocityShares Equal Risk Weighted Large Cap ETF
(the “Fund”)

Supplement dated October 18, 2013, to the currently effective
Prospectus and SAI

The Fund invests at least 80% of its total assets in the securities of the VelocityShares Equal Risk Weighted Large Cap Index (the “Index”).  On October 9, 2013, VelocityShares Index & Calculation Services (the “Index Provider”) announced certain changes to the Index.  As a result of these changes to the Index methodology (the “Methodology”), the Prospectus and SAI are revised, effective immediately, as described below.  Such changes will be reflected in the Fund on October 21.

•	The weight of each individual constituent is capped at 3% of the Index. All references to a 10% cap on individual constituents are hereby changed from 10% to 3%.

•
Eligible universe stocks will exclude stocks undergoing mergers and/or other corporate actions if the Index Provider determines that a stock’s price movement is no longer determined by market risk.   Therefore, the first sentence of the second paragraph under “Principal Investment Strategies” and “Information Regarding the Index” in the Prospectus is revised as follows:

The Index comprises all of the stocks in the S&P 500, excluding stocks for which there is insufficient publicly available data to apply the Methodology and stocks undergoing mergers and/or other corporate actions if the Index Provider determines that a stock’s price movement is no longer determined by market risk.

More information about the Index can be found on the Index provider’s website at www.velocityindices.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VEL-SK-002-0100